              Countrywide Revolving Home Equity Loan Trust 2004-C

                         Statement to Certificateholders

                                  July 15 2004

        DISTRIBUTION IN DOLLARS
         ORIGINAL              PRIOR                                                                                    CURRENT
         FACE                  PRINCIPAL                                                         REALIZED   DEFERRED    PRINCIPAL
CLASS    VALUE                 BALANCE            PRINCIPAL       INTEREST          TOTAL        LOSSES     INTEREST    BALANCE
A        1,054,900,000.00    1,017,448,744.30     27,442,229.08   1,236,836.13    28,679,065.21     0.00     0.00     990,006,515.22
TOTALS   1,054,900,000.00    1,017,448,744.30     27,442,229.08   1,236,836.13    28,679,065.21     0.00     0.00     990,006,515.22

    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                                PASS-THROUGH RATES
                    PRIOR                                                            CURRENT                     CURRENT
                    PRINCIPAL                                                        PRINCIPAL         CLASS     PASS THRU
 CLASS   CUSIP      FACTOR          PRINCIPAL      INTEREST         TOTAL            FACTOR                      RATE
A       1266715Y8    964.49781430   26.01405733     1.17246766      27.18652499      938.48375696       A        1.458750 %
TOTALS               964.49781430   26.01405733     1.17246766      27.18652499      938.48375696

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Steven  Charles
JPMorgan Chase Bank  - ITS - Global Debt
JPM, 227 W. Monroe , 26th Floor
Chicago, Illinois 60606
Tel: (312) 267-5023
Fax: (312) 267-5213
Email: steven.charles@chase.com

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                  July 15 2004

Investor Floating Allocation Percentage                                                                                    100.00 %

Investor Distribution Amount                                                                                          28,679,065.21
Note Interest                                                                                                          1,236,836.13
Note Rate                                                                                                                1.458750 %

Note Interest not payable, due to insufficient Investor Interest Collections                                                   0.00
Unpaid Investor Interest Shortfall                                                                                             0.00
Per $1,000 of Original Investor Principal Balance
Interest on the Unpaid Investor Interest Shortfall                                                                             0.00
Remaining Unpaid Investor Interest Shortfall                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Principal Distributed:
Investor Loss Amount Paid as Principal                                                                                         0.00
Investor Loss Reduction Amounts paid as principal                                                                              0.00
Accelerated Principal Distribution Amount                                                                              3,509,864.57
Scheduled Principal Collections Payment Amount                                                                        23,932,364.51
Guaranteed Principal Distribution Amount                                                                                       0.00
Total Prinipal Distributed                                                                                            27,442,229.08

Unreimbursed Investor Loss Reduction Amounts                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Basis Risk Carryforward Distributed                                                                                            0.00
Basis Risk Carryforward Remaining                                                                                              0.00

Servicing Fee                                                                                                            419,921.42
Accrued and Unpaid Servicing Fees from Prior Periods                                                                           0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                  July 15 2004

Note Principal Balance (before distributions)                                                                      1,017,448,744.30
Note Principal Balance (after distributions)                                                                         990,006,515.22
Note Factor                                                                                                             0.9384838 %

Asset Balance of Mortgage Loans:                                                                                     983,879,037.86

Credit Enhancement Draw Amount                                                                                                 0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                  July 15 2004

        Delinquent Mortgage Loans
                  Group Totals
                                                    Principal
                 Category           Number           Balance      Percentage
                 1 Month              75        3,451,598.05         0.35 %
                 2 Month              19          641,356.39         0.06 %
                 3 Month              24          715,587.69         0.07 %
                  Total              118        4,808,542.13         0.48 %
        * Delinquent Buckets do not include Foreclores or REO Properties Bankruptcies
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                   18              610,900.88             0.06 %
                 * Bankruptcy Loans are also reflected in Deliquencies.

        Foreclosures
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                    2               90,380.23             0.01 %

        REO Properties
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                    0                    0.00                  %

Optional Servicer Advances(Current Collection Period)                                                                          0.00
Optional Servicer Advances(Outstanding)                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                  July 15 2004

Mortgage Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
Count                                                                                                                          0.00
Principal Balance                                                                                                              0.00
Subordinated Transferor Collections                                                                                            0.00

Overcollateralization Step-Down Amount                                                                                         0.00
Avaiable Transferor Subordinated Amount                                                                                        0.00
Required Transferor Subordinated Amount                                                                               11,603,900.00
Interest Collections(non-investor)                                                                                             0.00
Transferor Principal Collections                                                                                      22,529,806.38

Mortgage Loans for which the Mortgage Loan File was not delivered to the
Indenture Trustee within 30 days of the Closing File
Number                                                                                                                         0.00
Balance                                                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                  July 15 2004

I. CASH RECONCILIATION
Net Interest Collections - per Servicer Report                                                                         4,873,881.79
Principal Collections - per Servicer Report                                                                           46,462,170.89
Residual Advance                                                                                                               0.00
Cash released from Additional Loan Account                                                                                     0.00
Insured Payment                                                                                                                0.00
Total Deposit to Collection Account                                                                                   51,336,052.68

II. DISTRIBUTION SUMMARY
Premium to Credit Enhancer                                                                                               127,181.09
Fannie Mae Guarantee Fee                                                                                                       0.00
Investor Certificate Interest and Unpaid Investor Certificate Interest                                                 1,236,836.13
Unreimbursed Credit Enhancement Draw Amounts                                                                                   0.00
Amounts owed Master Servicer per Sect. 3.08 and 7.03                                                                           0.00
Basis Risk Carryforward                                                                                                        0.00
Class A Investor Certificate Principal Distributed                                                                    27,442,229.08
Transferor Interest Distributed                                                                                                0.00
Transferor Principal Distributed                                                                                      22,529,806.38

III. BALANCE RECONCILIATION
Loan Group Beginning Balance                                                                                       1,007,811,402.37
Loan Group Ending Balance                                                                                            983,879,037.86
Change in Balance                                                                                                     23,932,364.51
Principal Collections                                                                                                 46,462,170.89
Liquidation Loss Amount                                                                                                        0.00
Additional Balances                                                                                                   22,529,806.38
Balance Check                                                                                                                  0.00
Total Distributions                                                                                                   51,336,052.68

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                  July 15 2004

OTHER INFORMATION
Transferor Principal Balance (Beginning)                                                                              -9,637,341.93
Transferor Principal Balance (Ending)                                                                                 -6,127,477.36
Investor Fixed Allocation Percentage                                                                                       100.00 %

Interest Received                                                                                                      5,293,803.21
Net Liquidation Proceeds (Allocable to Interest)                                                                               0.00
Insurance Proceeds (Allocable to Interest)                                                                                     0.00
Servicer Optional Advance (Allocable to Interest)                                                                              0.00
Purchase Price per Sect. 2.02 (a) (Allocable to Interest)                                                                      0.00
Purchase Price (90+ Day Delinq) (Allocable to Interest)                                                                        0.00
Residual Advance                                                                                                               0.00
Total Interest                                                                                                         5,293,803.21
Investor Interest Collections                                                                                          4,873,881.79

Begining Balance                                                                                                   1,007,811,402.37
Principal Collections                                                                                                 46,462,170.89
Net Liquidation Proceeds (Alloc. to Principal)                                                                                 0.00
Insurance Proceeds (Alloc. to Principal)                                                                                       0.00
Purchase Price per Sect. 2.02 (a) (Alloc. to Principal)                                                                        0.00
Purchase Price (90+ Day Delinq) (Alloc. to Principal)                                                                          0.00
Loans Removed from the Trust by the Servicer per Sect. 2.06                                                                    0.00
Transfer Deposit Amount per Sect. 2.02 (a)                                                                                     0.00
Investor Principal Collections                                                                                        46,462,170.89
Total Principal                                                                                                       46,462,170.89
Additional Balances                                                                                                   22,529,806.38
Ending Principal Balance                                                                                             983,879,037.86
Total Collections                                                                                                     51,336,052.68
Alternative Principal Payment                                                                                         23,932,364.51

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                  July 15 2004

Loans Average Daily Balance                                                                                        1,014,103,610.25

Weighted Average Loan Rate                                                                                                6.10366 %

Excess Interest                                                                                                                0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                  July 15 2004

LOAN MODIFICATION SUMMARY
Loans with Senior Lien Balance Modification(CLTV<80%)-current                                                            293,827.41
Loans with Senior Lien Balance Modification(CLTV<80%)-cumulative                                                         600,726.14
Loans with Senior Lien Balance Modification(CLTV<80%)-% of Initial                                                           0.06 %

Loans with Senior Lien Balance Modification(CLTV>80%) - current                                                          522,611.52
Loans with Senior Lien Balance Modification(CLTV>80%) - cumulative                                                     2,348,512.72
Loans with Senior Lien Balance Modification(CLTV>80%) - % of Initial                                                         0.23 %

Loans with Credit Limit Modification - current                                                                           644,094.00
Loans with Credit Limit Modification - cumulative                                                                      1,588,401.00
Loans with Credit Limit Modification - % of Initial                                                                          0.15 %

Loans with Gross Margin Modification - current                                                                           378,494.48
Loans with Gross Margin Modification - cumulative                                                                      1,179,071.01
Loans with Gross Margin Modification - % of Initial                                                                          0.11 %

CREDIT ENHANCER INFORMATION
Amount due to Credit Enhancer from Prepayment Shortfall                                                                        0.00
FGIC Surety Bond in force?                                                                                                     0.00
Credit Enhancement Draw Amount                                                                                                 0.00
Guaranteed Distribution                                                                                                        0.00
Credit Enhancement Premium                                                                                               127,181.09
Guaranteed Principal Payment Amount                                                                                            0.00
Beginning O/C Amount                                                                                                  -9,637,341.93
Ending O/C Amount                                                                                                     -6,127,477.36
Ending O/C Amount (% of Original Pool Balance)                                                                              -0.59 %
Has a Cumulative Loss Test Violation Occurred?                                                                                   NO
Liquidation Loss Amount (Current Period)                                                                                   0.0000 %
Liquidation Loss Amount (Cumulative)                                                                                       0.0000 %

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                  July 15 2004

Required Subordinated Percentage                                                                                             0.50 %
Balance used for Required Subordinated Amount                                                                       Initial Balance
Initial Subordinated Amount                                                                                         (15,814,343.00)
Can Required Transferor Subordinated Amount be Reduced?                                                                          NO
Has a Rapid Amortization Event occurred?                                                                                         NO
Cause of Rapid Amortization Event.                                                                                               NA
Has an Event of Servicing Termination occurred?                                                                                  NO
Cause of Event of Servicing Termination.                                                                                         NA

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.